Exhibit 99.1

AMEDISYS REPORTS FOURTH QUARTER AND YEAR END 2016 FINANCIAL RESULTS

BATON ROUGE, Louisiana (February 28, 2017) — Amedisys, Inc. (NASDAQ: AMED) today reported its financial results for the three month period and year ended December 31, 2016.

Three Month Periods Ended December 31, 2016 and 2015

•	Net service revenue increased $27.9 million to $366.3 million compared to $338.4 million in 2015.

•	Net income attributable to Amedisys, Inc. of $8.9 million compared to $12.9 million in 2015.

•	Net income attributable to Amedisys, Inc. per diluted share of $0.26 per diluted share compared to $0.38 in 2015.

Adjusted Quarterly Results*

•	Adjusted net service revenue increased $27.8 million to $365.1 million compared to $337.3 million in 2015.

•	Adjusted EBITDA of $30.5 million compared to $27.6 million in 2015.

•	Adjusted net income attributable to Amedisys, Inc. of $15.0 million compared to $13.4 million in 2015.

•	Adjusted net income attributable to Amedisys, Inc. per diluted share of $0.44 compared to $0.40 in 2015.

Years Ended December 31, 2016 and 2015

•	Net service revenue increased $156.9 million to $1,437.4 million compared to $1,280.5 million in 2015.

•	Net income attributable to Amedisys, Inc. of $37.3 million compared to $3.0 million net loss in 2015.

•	Net income attributable to Amedisys, Inc. per diluted share of $1.10 compared to $0.09 net loss per diluted share in 2015.

Adjusted Year End Results*

•	Adjusted net service revenue increased $157.8 million to $1,437.3 million compared to $1,279.5 million in 2015.

•	Adjusted EBITDA of $109.9 million compared to $112.0 million in 2015.

•	Adjusted net income attributable to Amedisys, Inc. of $52.2 million compared to $48.9 million in 2015.

•	Adjusted net income attributable to Amedisys, Inc. per diluted share of $1.55 compared to $1.48 in 2015.

*	See pages 12 and 13 for the definition and reconciliations of non-GAAP financial measures to GAAP measures.

Paul B. Kusserow, President and Chief Executive Officer stated, “I am extremely pleased with the results that our team delivered during 2016 and the fourth quarter, ahead of consensus estimates on EBITDA and earnings per share. Having completed our Homecare Homebase software implementation and rounding out our management team, we are already delivering a portion of the efficiencies that we promised to our stakeholders in early 2016. While the last few years have introduced quite a bit of change to the organization, our team has performed well across the board. Entering 2017, our primary goal for improvement is to return to consistent mid-single digit organic growth in home health. As a result of our efforts in the last few years, we have a solid and stable platform to build on, including a strong balance sheet that allows us to be opportunistic as we look to consolidate a fragmented industry.”

We urge caution in considering the current trends disclosed in this press release. The home health and hospice industry is highly competitive and subject to intensive regulations, and trends are subject to numerous factors, risks, and uncertainties, some of which are referenced in the cautionary language below and others that are described more fully in our reports filed with the Securities and Exchange Commission (“SEC”) including our Annual Report on Form 10-K for the fiscal year ended December 31, 2016, and subsequent Quarterly Reports on Form 10-Q, and current reports on Form 8-K which can be found on the SEC’s internet website, http://www.sec.gov, and our internet website, http://www.amedisys.com. We disclaim any obligations to update disclosed information on trends.

Earnings Call and Webcast Information

Amedisys will host a conference call on Wednesday, March 1, 2017, at 11:00 ET to discuss its fourth quarter and year end results. To participate on the conference call, please call a few minutes before 11:00 a.m. ET to either (877) 524-8416 (Toll-Free) or (412) 902-1028 (Toll). A replay of the conference call will be available through April 1, 2017 by dialing (877) 660-6853 (Toll-Free) or (201) 612-7415 (Toll) and entering conference ID #13654607.

A live webcast of the call will be accessible through our website on our Investor Relations section at the following web address: http://investors.amedisys.com.

Non-GAAP Financial Measures

This press release includes reconciliations of the most comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the U.S. (“GAAP”) to non-GAAP financial measures. The non-GAAP financial measures as defined under SEC rules are as follows: (1) Adjusted EBITDA, defined as net income (loss) attributable to Amedisys, Inc. before provision for income taxes, net interest expense and depreciation and amortization, excluding certain items; (2) adjusted net service revenue, defined as net service revenue excluding certain items; (3) adjusted net income attributable to Amedisys, Inc., defined as net income (loss) attributable to Amedisys, Inc. excluding certain items; and (4) adjusted net income attributable to Amedisys, Inc. per diluted share, defined as net income (loss) attributable to Amedisys, Inc. common stockholders per diluted share excluding certain items. Management believes that these non-GAAP financial measures, when reviewed in conjunction with GAAP financial measures, are useful gauges of our current performance and are also included in internal management reporting. These non-GAAP financial measures should be considered in addition to, and not more meaningful than or as an alternative to the GAAP financial measures presented in this earnings release and the company’s financial statements. Non-GAAP measures as presented herein may not be comparable to similarly titled measures reported by other companies since not all companies calculate these non-GAAP measures consistently.

Additional information

Amedisys, Inc. (the “Company”) is a leading healthcare at home Company delivering personalized home health, hospice and personal care. Amedisys is focused on delivering the care that is best for our patients, whether that is home-based personal care; recovery and rehabilitation after an operation or injury; care focused on empowering them to manage a chronic disease; or hospice care at the end of life. More than 2,200 hospitals and 61,900 physicians nationwide have chosen Amedisys as a partner in post-acute care. Founded in 1982, headquartered in Baton Rouge, LA with an executive office in Nashville, TN, Amedisys is a publicly held company. With approximately 16,000 employees, in 420 care centers in 34 states, Amedisys is dedicated to delivering the highest quality of care to the doorsteps of more than 385,000 patients in need every year. For more information about the Company, please visit: www.amedisys.com.

We use our website as a channel of distribution for important company information. Important information, including press releases, financial presentations and financial information regarding our company, is routinely posted on and accessible on the Investor Relations subpage of our website, which is accessible by clicking on the tab labeled “Investors” on our website home page. Visitors to our website can also register to receive automatic e-mail and other notifications alerting them when new information is made available on the Investor Relations subpage of our website.

Forward-Looking Statements

When included in this press release, words like “believes,” “belief,” “expects,” “plans,” “anticipates,” “intends,” “projects,” “estimates,” “may,” “might,” “would,” “should” and similar expressions are intended to identify forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve a variety of risks and uncertainties that could cause actual results to differ materially from those described therein. These risks and uncertainties include, but are not limited to the following: changes in Medicare and other medical payment levels, our ability to open care centers, acquire additional care centers and integrate and operate these care centers effectively, changes in or our failure to comply with existing federal and state laws or regulations or the inability to comply with new government regulations on a timely basis, competition in the healthcare industry, our ability to integrate our personal care segment into our business efficiently, changes in the case mix of patients and payment methodologies, changes in estimates and judgments associated with critical accounting policies, our ability to maintain or establish new patient referral sources, our ability to attract and retain qualified personnel, changes in payments and covered services due to the economic downturn and deficit spending by federal and state governments, future cost containment initiatives undertaken by third-party payors, our access to financing, our ability to meet debt service requirements and comply with covenants in debt agreements, business disruptions due to natural disasters or acts of terrorism, our ability to integrate, manage and keep our information systems secure, our ability to comply with requirements stipulated in our corporate integrity agreement and changes in law or developments with respect to any litigation relating to the Company, including various other matters, many of which are beyond our control.

Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on any forward-looking statement as a prediction of future events. We expressly disclaim any obligation or undertaking and we do not intend to release publicly any updates or changes in our expectations concerning the forward-looking statements or any changes in events, conditions or circumstances upon which any forward-looking statement may be based, except as required by law.

Contact:	Investor Contact:	Media Contact:
	Amedisys, Inc.	Amedisys, Inc.
	David Castille	Kendra Kimmons
	Managing Director, Treasury/Finance	Managing Director, Marketing & Communications
	(225) 299-3391	(225) 299-3720
	david.castille@amedisys.com	kendra.kimmons@amedisys.com

AMEDISYS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEET

(Amounts in thousands, except share data)

(Unaudited)

	December 31, 2016	December 31, 2015
ASSETS
Current assets:
Cash and cash equivalents	$30,197	$27,502
Patient accounts receivable, net of allowance for doubtful accounts of $17,716 and $16,526	166,056	125,010
Prepaid expenses	7,397	8,110
Other current assets	11,260	14,641

Total current assets	214,910	175,263

Property and equipment, net of accumulated depreciation of $138,650 and $141,793	36,999	42,695
Goodwill	288,957	261,663
Intangible assets, net of accumulated amortization of $27,864 and $25,386	46,755	44,047
Deferred income taxes	107,940	125,245
Other assets, net	38,468	32,802

Total assets	$734,029	$681,715

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$30,358	$25,682
Payroll and employee benefits	82,480	72,546
Accrued expenses	63,290	71,965
Current portion of long-term obligations	5,220	5,000

Total current liabilities	181,348	175,193
Long-term obligations, less current portion	87,809	91,630
Other long-term obligations	3,730	4,456

Total liabilities	272,887	271,279

Equity:
Preferred stock, $0.001 par value, 5,000,000 shares authorized; none issued or outstanding	—	—
Common stock, $0.001 par value, 60,000,000 shares authorized; 35,253,577 and 34,786,966 shares issued; and 33,597,215 and 33,607,282 shares outstanding	35	35
Additional paid-in capital	537,472	504,290
Treasury stock at cost, 1,656,362 and 1,179,684 shares of common stock	(46,774)	(26,966)
Accumulated other comprehensive income	15	15
Retained earnings	(30,545)	(67,806)

Total Amedisys, Inc. stockholders’ equity	460,203	409,568
Noncontrolling interests	939	868

Total equity	461,142	410,436

Total liabilities and equity	$734,029	$681,715

AMEDISYS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(Amounts in thousands, except per share data)

(Unaudited)

	For the Three Month Period Ended December 31,		For the Year Ended December 31,
	2016	2015	2016	2015
Net service revenue	$366,296	$338,367	$1,437,454	$1,280,541
Cost of service, excluding depreciation and amortization	212,589	192,483	833,055	725,915
General and administrative expenses:
Salaries and benefits	75,902	69,628	306,981	279,425
Non-cash compensation	3,845	4,187	16,401	11,824
Other	45,097	46,452	180,048	161,186
Provision for doubtful accounts	5,855	4,683	19,519	14,053
Depreciation and amortization	5,016	4,238	19,678	20,036
Asset impairment charge	4,432	—	4,432	77,268

Operating expenses	352,736	321,671	1,380,114	1,289,707

Operating income (loss)	13,560	16,696	57,340	(9,166)
Other income (expense):
Interest income	30	38	75	71
Interest expense	(1,613)	(1,005)	(5,164)	(10,783)
Equity in earnings from equity method investments	1,986	1,122	5,588	9,823
Miscellaneous, net	621	5,785	3,727	9,747

Total other income	1,024	5,940	4,226	8,858

Income (loss) before income taxes	14,584	22,636	61,566	(308)
Income tax expense	(5,612)	(9,564)	(23,935)	(2,004)

Net income (loss)	8,972	13,072	37,631	(2,312)
Net income attributable to noncontrolling interests	(55)	(161)	(370)	(709)

Net income (loss) attributable to Amedisys, Inc.	$8,917	$12,911	$37,261	$(3,021)

Basic earnings per common share:
Net income (loss) attributable to Amedisys, Inc. common stockholders	$0.27	$0.39	$1.12	$(0.09)

Weighted average shares outstanding	33,365	33,202	33,198	33,018

Diluted earnings per common share:
Net income (loss) attributable to Amedisys, Inc. common stockholders	$0.26	$0.38	$1.10	$(0.09)

Weighted average shares outstanding	33,866	33,743	33,741	33,018

AMEDISYS, INC. AND SUBSIDIARIES

SELECT CONSOLIDATED FINANCIAL STATEMENT INFORMATION AND SEGMENT INFORMATION

(Amounts in thousands, except statistical information)

(Unaudited)

	For the Three Month Period Ended December 31,		For the Year Ended December 31,
	2016	2015	2016	2015
Net cash provided by operating activities	$28,561	$20,044	$62,259	$107,785
Net cash used in investing activities	(6,649)	(47,562)	(52,049)	(67,421)
Net cash used in financing activities	(630)	(2,031)	(7,515)	(20,894)

Net increase (decrease) in cash and cash equivalents	21,282	(29,549)	2,695	19,470
Cash and cash equivalents at beginning of period	8,915	57,051	27,502	8,032

Cash and cash equivalents at end of period	$30,197	$27,502	$30,197	$27,502

Days revenue outstanding, net (1)	40.2	31.9	40.2	31.9

(1)

Our calculation of days revenue outstanding, net at December 31, 2016 and 2015 is derived by dividing our ending patient accounts receivable (i.e., net of estimated revenue adjustments and allowance for doubtful accounts) by our average daily net patient revenue for the three month period ended December 31, 2016 and 2015, respectively.

Segment Information - Home Health

	For the Three Month Period Ended December 31,
	2016	2015
Financial Information (in millions):
Medicare	$203.2	$195.7
Non-Medicare	65.1	66.9

Net service revenue	268.3	262.6
Cost of service	160.1	153.2

Gross margin	108.2	109.4
Other operating expenses	72.7	76.6

Operating income	$35.5	$32.8

Key Statistical Data:

Medicare:
Same Store (1):
Revenue	(1%)	5%
Admissions	2%	3%
Recertifications	(2%)	3%
Total (2):
Admissions	47,637	44,253
Recertifications	25,628	25,376
Completed episodes	71,855	68,926
Visits	1,230,434	1,216,983
Average revenue per completed episode (3)	$2,851	$2,855
Visits per completed episode (4)	17.2	17.7

Non-Medicare:
Same Store (1):
Revenue	(2%)	25%
Admissions	(3%)	15%
Recertifications	(1%)	16%
Total (2):
Admissions	24,309	25,201
Recertifications	9,673	9,798
Visits	501,215	529,948

Total (2):
Visiting Clinician Cost per Visit	$83.46	$79.24
Clinical Manager Cost per Visit	$9.01	$8.47

Total Cost per Visit	$92.47	$87.71

Visits	1,731,649	1,746,931

	For the Year Ended December 31,
	2016	2015
Financial Information (in millions):
Medicare	$822.4	$761.4
Non-Medicare	263.1	243.7

Net service revenue	1,085.5	1,005.1
Cost of service	643.7	584.2

Gross margin	441.8	420.9
Other operating expenses	303.2	280.6

Operating income	$138.6	$140.3

Key Statistical Data:

Medicare:
Same Store (1):
Revenue	2%	3%
Admissions	3%	3%
Recertifications	0%	(1%)
Total (2):
Admissions	194,662	178,226
Recertifications	103,193	99,762
Completed episodes	289,862	269,227
Visits	5,124,002	4,797,734
Average revenue per completed episode (3)	$2,839	$2,825
Visits per completed episode (4)	17.5	17.5

Non-Medicare:
Same Store (1):
Revenue	8%	21%
Admissions	2%	18%
Recertifications	8%	14%
Total (2):
Admissions	98,448	96,934
Recertifications	38,618	35,870
Visits	2,050,975	1,954,543

Total (2):
Visiting Clinician Cost per Visit	$81.18	$78.23
Clinical Manager Cost per Visit	$8.53	$8.29

Total Cost per Visit	$89.71	$86.52

Visits	7,174,977	6,752,277

(1)

Same store information represents the percent increase (decrease) in our Medicare and Non-Medicare revenue, admissions and recertifications for the period as a percent of the Medicare and Non-Medicare revenue, admissions and recertifications of the prior period.

(2)	Total includes acquisitions.
(3)	Average Medicare revenue per completed episode is the average Medicare revenue earned for each Medicare completed episode of care.
(4)	Medicare visits per completed episode are the home health Medicare visits on completed episodes divided by the home health Medicare episodes completed during the period.

Segment Information - Hospice

	For the Three Month Period Ended December 31,
	2016	2015
Financial Information (in millions):
Medicare	$80.7	$70.9
Non-Medicare	4.5	4.9

Net service revenue	85.2	75.8
Cost of service	43.0	39.3

Gross margin	42.2	36.5
Other operating expenses	21.4	17.8

Operating income	$20.8	$18.7

Key Statistical Data:
Same Store (1):
Medicare revenue	14%	24%
Non-Medicare revenue	(7%)	40%
Hospice admissions	16%	21%
Average daily census	13%	24%
Total (2):
Hospice admissions	5,769	4,966
Average daily census	6,318	5,576
Revenue per day, net	$146.56	$147.75
Cost of service per day	$73.91	$76.54
Average discharge length of stay	99	98

	For the Year Ended December 31,
	2016	2015
Financial Information (in millions):
Medicare	$297.7	$258.5
Non-Medicare	18.3	16.9

Net service revenue	316.0	275.4
Cost of service	163.1	141.7

Gross margin	152.9	133.7
Other operating expenses	77.0	66.0

Operating income	$75.9	$67.7

Key Statistical Data:
Same Store (1):
Medicare revenue	15%	13%
Non-Medicare revenue	9%	18%
Hospice admissions	17%	16%
Average daily census	16%	12%
Total (2):
Hospice admissions	22,526	19,205
Average daily census	5,912	5,105
Revenue per day, net	$146.05	$147.78
Cost of service per day	$75.36	$76.06
Average discharge length of stay	96	92

(1)

Same store information presented is the percent increase (decrease) in our Medicare and Non-Medicare revenue, Hospice admissions and average daily census for the period as a percent of the Medicare and Non-Medicare revenue, Hospice admissions and average daily census of the prior period.

(2)	Total includes acquisitions.

Segment Information - Personal Care

	For the Three Month Period Ended December 31,
	2016	2015
Financial Information (in millions):
Medicare	$—	$—
Non-Medicare	12.7	—

Net service revenue	12.7	—
Cost of service	9.5	—

Gross margin	3.2	—
Other operating expenses	2.9	—

Operating income	$0.3	$—

Key Statistical Data:
Billable hours	548,703	—
Clients served	19,569	—

	For the Year Ended December 31,
	2016	2015
Financial Information (in millions):
Medicare	$—	$—
Non-Medicare	35.9	—

Net service revenue	35.9	—
Cost of service	26.3	—

Gross margin	9.6	—
Other operating expenses	8.1	—

Operating income	$1.5	$—

Key Statistical Data:
Billable hours	1,539,093	—
Clients served	51,520	—

Segment Information - Corporate

	For the Three Month Period Ended December 31,
	2016	2015
Financial Information (in millions):
Other operating expenses	$35.5	$32.2
Depreciation and amortization	3.1	2.6

Total operating expenses before asset impairment charge	38.6	34.8
Asset impairment charge	4.4	—

Total operating expenses	$43.0	$34.8

	For the Year Ended December 31,
	2016	2015
Financial Information (in millions):
Other operating expenses	$141.9	$126.5
Depreciation and amortization	12.4	13.4

Total operating expenses before asset impairment charge	154.3	139.9
Asset impairment charge	4.4	77.3

Total operating expenses	$158.7	$217.2

AMEDISYS, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP MEASURES

(Amounts in thousands)

(Unaudited)

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (“Adjusted EBITDA”):

	For the Three Month Period Ended December 31,		For the Year Ended December 31,
	2016	2015	2016	2015
Net income (loss) attributable to Amedisys, Inc.	$8,917	$12,911	$37,261	$(3,021)
Add:
Income tax expense	5,612	9,564	23,935	2,004
Interest expense, net	1,583	967	5,089	10,712
Depreciation and amortization	5,016	4,238	19,678	20,036
Certain items (1)	9,999	(120)	24,559	85,447
Interest component of certain items (1)	(625)	—	(625)	(3,212)

Adjusted EBITDA (2) (6)	$30,502	$27,560	$109,897	$111,966

Adjusted Net Service Revenue Reconciliation:

	For the Three Month Period Ended December 31,		For the Year Ended December 31,
	2016	2015	2016	2015
Net service revenue	$366,296	$338,367	$1,437,454	$1,280,541
Add:
Certain items (1)	(1,149)	(1,059)	(201)	(1,059)

Adjusted net service revenue (3) (6)	$365,147	$337,308	$1,437,253	$1,279,482

Adjusted Net Income Attributable to Amedisys, Inc. Reconciliation:

	For the Three Month Period Ended December 31,		For the Year Ended December 31,
	2016	2015	2016	2015
Net income (loss) attributable to Amedisys, Inc.	$8,917	$12,911	$37,261	$(3,021)
Add:
Certain items (1)	6,114	543	14,923	51,898

Adjusted net income attributable to Amedisys, Inc. (4) (6)	$15,031	$13,454	$52,184	$48,877

Adjusted Net Income Attributable to Amedisys, Inc. per Diluted Share:

	For the Three Month Period Ended December 31,		For the Year Ended December 31,
	2016	2015	2016	2015
Net income (loss) attributable to Amedisys, Inc. common stockholders per diluted share	$0.26	$0.38	$1.10	$(0.09)
Add:
Certain items (1)	0.18	0.02	0.44	1.57

Adjusted net income attributable to Amedisys, Inc. common stockholders per diluted share (5) (6)	$0.44	$0.40	$1.55	$1.48

(1)	The following details the certain items for the three month periods and years ended December 31, 2016 and 2015:

Certain Items:

	For the Three Month Period Ended December 31, 2016	For the Year Ended December 31, 2016
	(Income) Expense	(Income) Expense
Certain Items Impacting Net Service Revenue:
Reduction of cost report reserve	$(1,149)	$(1,149)
Third party audit reserve	—	948
Certain Items Impacting Operating Expenses:
HCHB implementation	1,345	8,371
Acquisition costs	876	3,384
Legal fees - non-routine	543	1,992
Frontier litigation	2,479	2,979
Wage and Hour litigation	(119)	282
Asset impairment	4,432	4,432
Restructuring activity	1,976	7,645
Sales/use tax audit reserve	460	460
Disaster relief	129	467
Certain Items Impacting Total Other Income (Expense):
Sales/use tax audit reserve	625	625
Legal settlements	(280)	(2,328)
Miscellaneous, other (income) expense, net	(1,318)	(3,549)

Total	$9,999	$24,559

Net of tax	$6,114	$14,923

Diluted EPS	$0.18	$0.44

	For the Three Month Period Ended December 31, 2015	For the Year Ended December 31, 2015
	(Income) Expense	(Income) Expense
Certain Items Impacting Net Service Revenue:
Reduction of cost report reserve	$(1,059)	$(1,059)
Certain Items Impacting Operating Expenses:
HCHB implementation	2,383	4,431
Acquisition costs	1,046	1,046
Legal fees - non-routine	459	745
OIG Self-Disclosure	4,674	4,674
Inventory and Data Security Reporting	—	2,121
Wage and Hour litigation	(2,309)	5,691
Asset impairment	—	77,268
Restructuring activity	—	2,735
Certain Items Impacting Total Other Income (Expense):
Debt refinance costs	—	3,212
Legal settlements	(5,314)	(7,453)
Miscellaneous, other (income) expense, net	—	(7,964)

Total	$(120)	$85,447

Net of tax	$543	$51,898

Diluted EPS	$0.02	$1.57

(2)

Adjusted EBITDA is defined as net income (loss) attributable to Amedisys, Inc. before provision for income taxes, net interest expense and depreciation and amortization, excluding certain items as described in footnote 1.

(3)	Adjusted net service revenue is defined as net service revenue calculated in accordance with GAAP plus certain items as described in footnote 1.
(4)	Adjusted net income attributable to Amedisys, Inc. is defined as net income (loss) attributable to Amedisys, Inc. calculated in accordance with GAAP excluding certain items as described in footnote 1.
(5)

Adjusted net income attributable to Amedisys, Inc. common stockholders per diluted share is defined as diluted income (loss) per share calculated in accordance with GAAP excluding the earnings per share effect of certain items as described in footnote 1.

(6)

Adjusted EBITDA, adjusted net service revenue, adjusted net income attributable to Amedisys, Inc. and adjusted net income attributable to Amedisys, Inc. common stockholders per diluted share should not be considered as an alternative to, or more meaningful than, income before income taxes or other measure calculated in accordance with GAAP. These calculations may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate these non-GAAP financial measures in the same manner.